  FORM 8-K Cover Page
  Items Reported
  Signatures

SECURITITES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0633413 (I.R.S. Employer Identification No.)

Commission File Number: 1-13578

3501 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (949) 854-0300

Item 5.  Other Events and Regulation FD Disclosure.

The Registrant hereby incorporates by reference into this Item 5 the Downey Financial Corp. press release issued on October 16, 2002, reporting its results of operations during the three and nine months ended September 30, 2002 attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.1  Press release dated October 16, 2002 reporting results of operations during the three and nine months ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Downey Financial Corp.
Date: October 16, 2002	By /s/ Thomas E. Prince Thomas E. Prince Executive Vice President and Chief Financial Officer